SCHEDULE 14A
                              (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]                           Preliminary Proxy Statement     [ ]

                                   Confidential, for Use of the Commission Only

[ ]  Definitive Proxy Statement    (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                   Alliance Bancorp, Inc. of Pennsylvania
_______________________________________________________________________________

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies: ____
      (2)  Aggregate number of securities to which transaction applies: _______
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________________________________________________
      (4)  Proposed maximum aggregate value of transaction: _____________
      (5)  Total fee paid: ___________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by  Exchange Act

      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid: _________________________________________

      (2)  Form, schedule or registration statement no.: ____________________

      (3)  Filing party: _____________________________________

      (4)  Date filed: ______________________________________

          ALLIANCE BANCORP, INC. OF PENNSYLVANIA
                    541 Lawrence Road
               Broomall, Pennsylvania 19008
                      (610) 353-2900


To Our Stockholders:

     As a stockholder of record as of the close of business on March 12, 2007, you were previously sent a Notice of Annual Meeting of Stockholders, dated March 30, 2007, and a proxy statement relating to the Annual Meeting of Alliance Bancorp, Inc. of Pennsylvania to be held on April 25, 2007. At the Annual Meeting, we will elect directors and ratify the appointment of the Corporation's independent registered public accounting firm. In the proxy statement, we identified the Corporation's auditors for fiscal 2006, Deloitte & Touche LLP, as the firm to be considered and ratified at the Annual Meeting.

     However, in accordance with the Corporation's Audit Committee Charter, the Audit Committee of the Board of Directors has selected Beard Miller Company LLP to serve as the Corporation's independent registered accounting firm for the year ending December 31, 2007. The Audit Committee notified Deloitte & Touche LLP of its decision on April 9, 2007. The decision to engage Beard Miller LLP was made by the Audit Committee after a careful review of proposals from various independent registered public accounting firms, including Deloitte & Touche LLP, to provide accounting services to the Corporation.

     Deloitte & Touche LLP performed audits of the Corporation's consolidated financial statements for the years ended December 31, 2006 and 2005. Deloitte & Touche LLP's reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two years ended December 31, 2006, and from December 31, 2006 through the effective date of Deloitte & Touche LLP's termination, there have been no disagreements between the Corporation and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Deloitte & Touche LLP to make reference to the subject matter of such disagreements in connection with its report.

     As a result of the selection of Beard Miller Company LLP, enclosed with this communication is a new proxy card reflecting the proposal to ratify the appointment by the Audit Committee of the Board of Directors of Beard Miller Company LLP as the Corporation's independent registered accounting firm for the year ending December 31, 2007, rather than Deloitte & Touche LLP. Previously executed proxies will not be voted on this proposal, but will be voted in accordance with your instructions with respect to the election of directors. It should be noted that the Corporation is a majority-owned subsidiary of Alliance Mutual Holding Company which owns 55.0% of the outstanding common stock as of the voting record date. Because Alliance Mutual Holding Company intends to vote its shares in favor of the ratification of Beard Miller Company LLP, a quorum is assured at the Annual Meeting and the ratification of Beard Miller Company LLP is assured of obtaining the necessary votes for approval.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              /s/ Kathleen P. Lynch
                              ____________________________
                              Kathleen P. Lynch
                              Corporate Secretary


April 11, 2007
Broomall, Pennsylvania

ALLIANCE BANCORP, INC. OF PENNSYLVANIA                        REVOCABLE PROXY


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLIANCE BANCORP, INC. OF PENNSYLVANIA (THE "COMPANY") FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 25, 2007 AND ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders to be held at the Drexelbrook Conference Center, 4700 Drexelbrook Drive, Drexel Hill, Pennsylvania, on April 25, 2007, at 10:00 a.m., local time, and at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

  1.   Election of Directors

    [ ]   FOR all nominees listed below         [ ]  WITHHOLD authority to vote
          (except as marked to the contrary          for all nominees listed
          below)                                     below



     Nominees for three-year term: James S. Carr, G. Bradley Rainer and R.
                                   Cheston Woolard.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee in the space provided below.)

______________________________________________________________________________

  2. Proposal to ratify the appointment by the Audit Committee of the Board of Directors of Beard Miller Company LLP as the Company's independent registered public accounting firm for the year ending December 31, 2007.

       [ ]   FOR           [ ]   AGAINST            [ ]   ABSTAIN

     In their discretion, the proxies are authorized to vote with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

     The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed above and FOR Proposal 2. Shares of common stock of the Company will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees to the Board of Directors and for Proposal 2, and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.


     The undersigned hereby acknowledges prior receipt of a Notice of Annual Meeting of the Stockholders of the Company called for April 25, 2007, a Proxy Statement for the Annual Meeting and the 2006 Annual Report to Stockholders.


                                   Date: __________________________


                                   ________________________________


                                   ________________________________
                                             Signature(s)

                                   Note:  Please sign exactly as your name
                                   appears on this Proxy. Only one signature is required in the case of a joint account. When signing in a representative capacity, please give title.